Exhibit 10.1

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement is dated as of January 31, 2025 and is between Upbound Group, Inc., a Delaware corporation (the “Company”) and the holders set forth on the signature pages to this Agreement (each, a “Holder” and collectively, the “Holders”).

WHEREAS, (i) the Company, (ii) Fortuna Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Merger Sub”), (iii) Bridge IT, Inc., a Delaware corporation (“Target”) and (iv) Shareholder Representative Services LLC, a Colorado limited liability company, solely in its capacity as the representative, agent and attorney-in-fact of the Company Securityholders (the “Representative”), are parties to an Agreement and Plan of Merger, dated as of December 12, 2024 (as it may be amended, supplemented, restated or modified from time to time, the “Merger Agreement”), pursuant to which, at the Effective Time, Merger Sub merged with and into Target, with Target surviving as a wholly owned subsidiary of the Company (the “Merger”);

WHEREAS, immediately prior to the Effective Time, Holders were holders of Target Common Stock and Target Preferred Stock, and pursuant to the terms set forth in the Merger Agreement, the Holders acquired shares of Common Stock forming part of the Aggregate Stock Consideration as of the Effective Time; and

WHEREAS, in connection with the consummation of the Merger, the parties hereto desire to enter into this Agreement in order to grant certain registration rights to the Holders as set forth below.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and obligations hereinafter set forth, the parties hereto hereby agree as follows:

Section 1.          Definitions. As used in this Agreement, the following terms shall have the following meanings:

“Agreement” means this Registration Rights Agreement as it may be amended, supplemented, restated or modified from time to time.

“Business Day” means any day except Saturday, Sunday and any day on which banking institutions in the State of New York generally are authorized or required by Law or other governmental actions to close.

“Chosen Courts” has the meaning set forth in Section 8(j)(ii).

“Common Stock” means common stock of the Company and any securities issued in respect thereof in connection with any stock split, share subdivision or dividend.

“Company” has the meaning set forth in the Preamble.

“Company Indemnified Person” has the meaning set forth in Section 6(b).

“Controlling Person” means, with respect to any person, a “controlling person” of such Person within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act.

“Covered Person” has the meaning set forth in Section 6(a).

“Effective Time” has the meaning set forth in the Merger Agreement.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the SEC from time to time thereunder (or any successor statute and related rules and regulations).

“Governmental Entity” has the meaning set forth in the Merger Agreement.

“Holder” has the meaning set forth in the Preamble.

“Laws” has the meaning set forth in the Merger Agreement.

“Merger Agreement” has the meaning set forth in the Recitals.

“Person” has the meaning set forth in the Merger Agreement.

“Prospectus” means the prospectus or prospectuses (whether preliminary or final) included in any Registration Statement and relating to Registrable Securities, as amended or supplemented and including all material incorporated by reference in such prospectus or prospectuses.

“Registrable Securities” means, at any time, any shares of Common Stock received by a Holder pursuant to the Merger Agreement and any securities issued in respect thereof, or in substitution therefor, in connection with any stock split, dividend or combination, or any reclassification, recapitalization, merger, amalgamation, consolidation, exchange or other similar reorganization; provided, however, that as to any particular Registrable Securities, such shares shall cease to constitute Registrable Securities (a) when such shares have been effectively registered under the Securities Act and disposed of under an effective Registration Statement in accordance with this Agreement or have been transferred in compliance with Rule 144 or (b) to the extent such shares can be sold freely without restriction or limitation pursuant to Rule 144 without any volume or manner of sale restrictions; provided, further, for the avoidance of doubt, nothing in this Agreement shall permit a Holder to transfer any Registrable Securities at a time when such Holder is not permitted to do so pursuant to the terms of the Lockup Agreement to which such Holder is a party.

“Registration Expenses” has the meaning set forth in Section 5.

“Registration Statement” means any registration statement of the Company under the Securities Act which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, all amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all documents incorporated by reference in such Registration Statement.

“Rule 144” means Rule 144 under the Securities Act or any successor rule thereto.

“SEC” means the United States Securities and Exchange Commission, or any successor Governmental Entity.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated by the SEC from time to time thereunder (or any successor statute and related rules and regulations).

“Selling Expenses” means all selling commissions, underwriting discounts and commissions and stock transfer taxes applicable to the sale of Registrable Securities.

“Shelf Registration” has the meaning set forth in Section 2(a).

“Shelf Registration Statement” has the meaning set forth in Section 2(a).

“Shelf Takedown” has the meaning set forth in Section 2(c).

“Subsidiaries” has the meaning set forth in the Merger Agreement.

“Suspension” has the meaning set forth in Section 3.

“Target” has the meaning set forth in the Recitals.

“Target Common Stock” means the Common Stock, par value $0.00001 per share, of Target as of immediately prior to the Effective Time.

“Target Preferred Stock” means the Preferred Stock, par value $0.00001 per share, of Target as of immediately prior to the Effective Time.

Section 2.         Shelf Registration.

(a)            Filing. As promptly as reasonably practicable after the date hereof and in any event within twenty (20) Business Days, the Company shall prepare and file with the SEC a Registration Statement on Form S-3, or the then appropriate form if the Company is not eligible to use Form S-3, for an offering to be made on a delayed or continuous basis pursuant to Rule 415 under the Securities Act or any successor rule thereto (a “Shelf Registration Statement”) that covers all Registrable Securities then outstanding for an offering to be made on a delayed or continuous basis pursuant to Rule 415 under the Securities Act or any successor rule thereto (a “Shelf Registration”). If permitted under the Securities Act, such Shelf Registration Statement shall be an “automatic shelf registration statement” as defined in Rule 405 under the Securities Act. If at any time the Shelf Registration Statement is a form of registration other than a Registration Statement on Form S-3 and the Company is or becomes eligible to use a Registration Statement on Form S-3, then the Company shall use reasonable best efforts to convert or replace such Shelf Registration Statement into or with, as applicable, a Registration Statement on Form S-3 as soon as reasonably practicable.

(b)            Effectiveness. The Company shall use its commercially reasonable efforts to (i) cause the Shelf Registration Statement filed pursuant to Section 2(a) to be declared effective by the SEC or otherwise become effective under the Securities Act as promptly as practicable after the filing thereof and in any event within sixty (60) calendar days after the filing thereof and (ii) keep such Shelf Registration Statement continuously effective and in compliance with the Securities Act and useable for the resale of Registrable Securities until such time as there are no Registrable Securities remaining, including by filing successive replacement or renewal Shelf Registration Statements upon the expiration, termination or withdrawal of such Shelf Registration Statement.

(c)            Right to Effect Shelf Takedowns. Each Holder shall be entitled, at any time and from time to time when a Shelf Registration Statement is effective, to sell any or all of the Registrable Securities covered by such Shelf Registration Statement (a “Shelf Takedown”). A Holder shall give the Company prompt written notice of the consummation of a Shelf Takedown.

Section 3.         Suspensions.

(a)            The Company shall be entitled to delay or suspend the filing, effectiveness or use of a Registration Statement or Prospectus (a “Suspension”) if the Company delivers a certificate to the requesting Holder signed by an executive officer of the Company certifying that it has determined in good faith that (i) proceeding with the filing, effectiveness or use of such Registration Statement or Prospectus would reasonably be expected to require the Company to disclose material non-public information that the Company would not otherwise be required to disclose at such time or (ii) the registration or offering proposed to be delayed or suspended would reasonably be expected to, if not delayed or suspended, have a material adverse effect on any pending negotiation or plan of the Company to effect a merger, acquisition, disposition, financing, reorganization, recapitalization or other similar transaction; provided, that the Company shall not be entitled to exercise a Suspension for a period exceeding sixty (60) days on any one occasion and not more than two (2) occasions in any twelve month period or to exercise a Suspension at any time when directors and officers are not prohibited by the Company from engaging in transactions in the Company’s securities. Each Holder who is notified by the Company of a Suspension pursuant to this Section 3 shall keep the existence of such Suspension confidential and shall immediately discontinue (and direct any other Person making offers or sales of Registrable Securities on behalf of such Holder to immediately discontinue) offers and sales of Registrable Securities pursuant to such Registration Statement or Prospectus until such time as it is advised in writing by the Company that the use of the Registration Statement or Prospectus may be resumed.

(b)            In addition to the foregoing, in no event shall the Company be required to file any Registration Statement, Prospectus or amendments thereto during the Company’s quarterly blackout periods beginning on the fifteenth calendar day of the last month in each quarter and ending one full trading day following the Company’s regular release of earnings for such quarter (provided, that if the quarterly blackout periods applicable to directors or officers of the Company are reduced, increased or eliminated from the periods set forth above, such reduction, increase or elimination shall automatically apply to the periods set forth above and the Company shall promptly notify the Holders of any such reduction, increase or elimination of the quarterly blackout periods applicable to its directors or officers). Each Holder agrees to discontinue making offers and sales of Registrable Securities pursuant to a Shelf Registration Statement or Prospectus during any such quarterly blackout period. Such periods shall not constitute Suspension periods for purposes of the frequency limitations described above in Section 3(a).

Section 4.         Registration Procedures. If and whenever the Company is required to effect the registration of any Registrable Securities pursuant to this Agreement, the Company shall effect and facilitate the registration, offering and sale of such Registrable Securities in accordance with the intended method of disposition thereof as promptly as is practicable and, pursuant thereto, the Company shall:

(a)            prepare and file with the SEC a Registration Statement with respect to such Registrable Securities, make all required filings required in connection therewith and (if the Registration Statement is not automatically effective upon filing) use reasonable best efforts to cause such Registration Statement to become effective as promptly as practicable; provided, that before filing a Registration Statement or any amendments or supplements thereto, the Company shall furnish to counsel to the Representative for such registration copies of all documents proposed to be filed, which documents shall be subject to review by counsel to the Representative at the Company’s expense, and give the Representative participating in such registration a reasonable opportunity to comment on such documents and keep the Representative reasonably informed as to the registration process;

(b)            cause the Company’s representatives to supply all information reasonably requested by the relevant Holders or their respective representatives in connection with the Registration Statement that is customarily provided by issuers and their representatives in connection with a registration statement;

(c)            prepare and file with the SEC such amendments and supplements to any Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement effective in accordance with this Agreement or until all of the Registrable Securities covered by such Registration Statement have been disposed of and comply with the applicable requirements of the Securities Act with respect to the disposition of the Registrable Securities covered by such Registration Statement;

(d)            furnish to each Holder participating in the registration, without charge, such number of copies of the Prospectus included in such Registration Statement (including each preliminary Prospectus) and any supplement thereto (in each case including all exhibits thereto and all documents incorporated by reference therein) and such other documents as such Holder may reasonably request, including in order to facilitate the disposition of the Registrable Securities owned by such Holder;

(e)            use reasonable best efforts to (i) register or qualify such Registrable Securities under such other securities or blue sky laws of such U.S. jurisdiction(s) as any Holder participating in the registration reasonably requests and (ii) do any and all other acts and things that may be necessary or reasonably advisable to enable such Holder to consummate the disposition of such Holder’s Registrable Securities in such jurisdiction(s); provided, that the Company shall not be required to qualify generally to do business, subject itself to taxation or consent to general service of process in any jurisdiction where it would not otherwise be required to do so but for its obligations pursuant to this Section 4(e);

(f)            promptly notify each Holder participating in the registration:

(i)            each time when the Registration Statement, any pre-effective amendment thereto, the Prospectus or any Prospectus supplement or any post-effective amendment to the Registration Statement has been filed and, with respect to the Registration Statement or any post-effective amendment thereto, when the same has become effective;

(ii)            of the issuance by the SEC of any stop order suspending the effectiveness of such Registration Statement or the initiation or threatening of any proceedings for any such purpose; and

(iii)            of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the applicable securities or blue sky laws of any jurisdiction;

(g)            notify each Holder participating in such registration, at any time when a Prospectus relating thereto is required to be delivered under the Securities Act, of the occurrence of any event that would cause the Prospectus included in such Registration Statement to contain an untrue statement of a material fact or to omit any fact necessary to make the statements made therein not misleading in light of the circumstances under which they were made, and, as promptly as practicable, prepare, file with the SEC and furnish to such Holder a reasonable number of copies of a supplement or amendment to such Prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such Prospectus will not contain any untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading in light of the circumstances under which they were made;

(h)            in the event of the issuance of any stop order suspending the effectiveness of a Registration Statement, any order suspending or preventing the use of any related Prospectus or any suspension of the qualification or exemption from qualification of any Registrable Securities for sale in any jurisdiction, use reasonable best efforts to promptly obtain the withdrawal or lifting of any such order or suspension;

(i)            not file or make any amendment to any Registration Statement with respect to any Registrable Securities, or any amendment of or supplement to the Prospectus used in connection therewith, that refers to any Holder covered thereby by name or otherwise identifies such Holder as the holder of any securities of the Company without the consent of such Holder (such consent not to be unreasonably withheld or delayed), unless and to the extent such disclosure is required by law; provided, that (i) each Holder shall furnish to the Company in writing such information regarding itself and the distribution proposed by it as the Company may reasonably request for use in connection with a Registration Statement or Prospectus and (ii) each Holder agrees to notify the Company as promptly as practicable of any inaccuracy or change in information previously furnished to the Company by such Holder or of the occurrence of any event that would cause the Prospectus included in such Registration Statement to contain an untrue statement of a material fact regarding such Holder or the distribution of such Registrable Securities or to omit to state any material fact regarding such Holder or the distribution of such Registrable Securities required to be stated therein or necessary to make the statements made therein not misleading in light of the circumstances under which they were made and to furnish to the Company, as promptly as practicable, any additional information required to correct and update the information previously furnished by such Holder such that such Prospectus shall not contain any untrue statement of a material fact regarding such Holder or the distribution of such Registrable Securities or omit to state a material fact regarding such Holder or the distribution of such Registrable Securities necessary to make the statements therein not misleading in light of the circumstances under which they were made;

(j)            cause such Registrable Securities to be listed on each securities exchange on which the Common Stock is then listed;

(k)            cooperate with the Holders of the Registrable Securities to facilitate the timely preparation and delivery of certificates representing the Registrable Securities to be sold pursuant to such Registration Statement free of any restrictive legends and representing such number of shares of Common Stock and registered in such names as the Holders of the Registrable Securities may reasonably request a reasonable period of time prior to sales of Registrable Securities pursuant to such Registration Statement; provided, that the Company may satisfy its obligations hereunder without issuing physical stock certificates through the use of The Depository Trust Company’s Direct Registration System;

(l)            not later than the effective date of such Registration Statement, provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such Registration Statement;

(m)            not later than the effective date of such Registration Statement, provide a CUSIP number for all Registrable Securities covered thereby and provide the applicable transfer agent with printed certificates for the Registrable Securities in a form eligible for deposit with The Depository Trust Company; provided, that the Company may satisfy its obligations hereunder without issuing physical stock certificates through the use of The Depository Trust Company’s Direct Registration System;

(n)            enter into customary agreements and use reasonable best efforts to take such other actions as are reasonably requested by the relevant Holders in order to expedite or facilitate the disposition of such Registrable Securities;

(o)            if requested by the relevant Holders, promptly include in any Registration Statement or Prospectus, pursuant to a supplement or post-effective amendment if necessary, such information as such Holders may reasonably request to have included therein, including information relating to the “Plan of Distribution” of the Registrable Securities, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering, and make all required filings of such Prospectus supplement or post-effective amendment as promptly as practicable after the Company is notified of the matters to be included in such Prospectus supplement or post-effective amendment;

(p)            otherwise use reasonable best efforts to comply with all applicable rules and regulations of the SEC and make generally available to its security holders, within the required time period, an earnings statement covering a period of twelve (12) months, beginning with the first fiscal quarter after the effective date of the Registration Statement relating to such Registrable Securities (as the term “effective date” is defined in Rule 158(c) under the Securities Act), which earnings statement will satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder or any successor provisions thereto;

(q)            make representations and warranties to such Holders and agents, if any, in form, substance and scope as are customarily made by issuers in secondary offerings; and

(r)            use reasonable best efforts to cooperate with each such Holder participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with FINRA.

Section 5.         Registration Expenses.

(a)            The Company shall pay directly or promptly reimburse all costs, fees and expenses (other than Selling Expenses) incident to the Company’s performance of or compliance with this Agreement, including, without limitation, (i) all SEC, FINRA and other registration and filing fees; (ii) all fees and expenses associated with filings to be made with, or the listing of any Registrable Securities on, any securities exchange or over-the-counter trading market on which the Registrable Securities are to be listed or quoted; (iii) all fees and expenses of complying with securities and blue sky laws (including fees and disbursements of counsel for the Company in connection therewith); (iv) all printing, messenger, telephone and delivery expenses (including the cost of distributing Prospectuses in preliminary and final form as well as any supplements thereto); (v) all transfer agent’s and registrar’s fees; (vi) all fees and expenses of counsel to the Company; and (vii) all fees and expenses of the Company’s independent public accountants and any other Persons retained by the Company in connection with or incident to any registration of Registrable Securities pursuant to this Agreement (all such costs, fees and expenses, “Registration Expenses”). Each Holder shall pay the fees and expenses of any counsel engaged by such Holder and shall bear its respective Selling Expenses associated with a registered sale of its Registrable Securities pursuant to this Agreement.

(b)            The obligation of the Company to bear and pay the Registration Expenses shall apply irrespective of whether a registration becomes effective or is withdrawn or suspended.

Section 6.         Indemnification; Contribution.

(a)            The Company shall, to the fullest extent permitted by law, indemnify and hold harmless each Holder of Registrable Securities, its affiliates and their respective partners, directors, officers, members, employees, agents, and each Person, who is a Controlling Person of such Holder or any of the other foregoing indemnified Persons (each of the foregoing, a “Covered Person”) against any losses, claims, actions, damages, liabilities and expenses to which such Covered Person may become subject under applicable U.S. federal and state or non-U.S. securities laws, insofar as such losses, claims, actions, damages, liabilities or expenses arise out of or are based upon (i) any untrue or alleged untrue statement of a material fact contained in or incorporated by reference in any Registration Statement, Prospectus, preliminary Prospectus, free writing prospectus (as defined in Rule 405 under the Securities Act or any successor rule thereto) or any amendment thereof or supplement thereto or any document incorporated by reference therein, (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) any violation or alleged violation by the Company any U.S. federal or state or non-U.S. securities laws applicable to the Company and relating to any action or inaction required of the Company in connection with any registration of the applicable Registrable Securities, and the Company shall reimburse each Covered Person for any legal or other expenses reasonably incurred by such Covered Person in connection with investigating, defending or settling any such loss, claim, action, damage or liability; provided, that, in the case of each of clauses (i), (ii), and (iii), the Company shall not be so liable in any such case to the extent that any loss, claim, action, damage, liability or expense arises out of or is based upon any such untrue statement or alleged untrue statement, or omission or alleged omission, made or incorporated by reference in any such Registration Statement, Prospectus, preliminary Prospectus, free writing prospectus (as defined in Rule 405 under the Securities Act or any successor rule thereto) or any amendment thereof or supplement thereto or any document incorporated by reference therein in reliance upon, and in conformity with, written information prepared and furnished to the Company by or on behalf of such Covered Person expressly for use therein. This indemnity shall be in addition to any liability the Company may otherwise have.

(b)            In connection with any registration in which a Holder of Registrable Securities is participating, each such Holder shall furnish to the Company in writing such information as the Company reasonably requests for use in connection with any such Registration Statement or Prospectus and shall, to the fullest extent permitted by law, severally and not jointly, indemnify and hold harmless the Company, its directors and officers, employees, agents and any Person who is a Controlling Person of the Company or any of the other foregoing indemnified Persons (each of the foregoing, a “Company Indemnified Person”) against any losses, claims, actions, damages, liabilities and expenses to which such Company Indemnified Person may become subject under applicable U.S. federal and state or non-U.S. securities laws, insofar as such losses, claims, actions, damages, liabilities or expenses arise out of or are based upon (i) any untrue or alleged untrue statement of a material fact contained or incorporated by reference in any Registration Statement, Prospectus, preliminary Prospectus, free writing prospectus (as defined in Rule 405 under the Securities Act or any successor rule thereto) or any amendment thereof or supplement thereto or any document incorporated by reference therein; or (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but, in the case of each of clauses (i) and (ii), only to the extent that such untrue statement or alleged untrue statement, or omission or alleged omission, is made in such Registration Statement, Prospectus, preliminary Prospectus, free writing prospectus (as defined in Rule 405 under the Securities Act or any successor rule thereto) or any amendment thereof or supplement thereto in reliance upon, and in conformity with, written information prepared and furnished to the Company by such Holder expressly for use therein, and each such Holder shall reimburse each Company Indemnified Person for any legal or other expenses reasonably incurred by such Company Indemnified Person in connection with investigating, defending or settling any such loss, claim, action, damage or liability; provided, that the obligation to indemnify pursuant to this Section 6(b) shall not exceed an amount equal to the net proceeds received by such Holder in the sale of Registrable Securities to which such Registration Statement or Prospectus relates. This indemnity shall be in addition to any liability which each such Holder may otherwise have.

(c)            Any Person entitled to indemnification hereunder shall give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification; provided, that any failure or delay to so notify the indemnifying party shall not relieve the indemnifying party of its obligations hereunder, except to the extent that the indemnifying party is actually and materially prejudiced by reason of such failure or delay. In case a claim or an action that is subject or potentially subject to indemnification hereunder is brought against an indemnified party, the indemnifying party shall be entitled to participate in and shall have the right, exercisable by giving written notice to the indemnified party as promptly as practicable after receipt of written notice from such indemnified party of such claim or action, to assume, at the indemnifying party’s expense, the defense of any such claim or action, with counsel reasonably acceptable to the indemnified party; provided, that any indemnified party shall continue to be entitled to participate in the defense of such claim or action, with counsel of its own choice, but the indemnifying party shall not be obligated to reimburse the indemnified party for any fees, costs and expenses subsequently incurred by the indemnified party in connection with such defense unless (A) the indemnifying party has agreed in writing to pay such fees, costs and expenses, (B) the indemnifying party has failed to assume the defense of such claim or action within a reasonable time after receipt of notice of such claim or action, or (C) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest.

(d)            If the indemnification provided for in this Section 6 is held by a court of competent jurisdiction to be unavailable to, or unenforceable by, an indemnified party in respect of any loss, claim, action, damage, liability or expense referred to herein, then the applicable indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, action, damage, liability or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and of the indemnified party, on the other hand, in connection with the statements, omissions or violations which resulted in such loss, claim, action, damage, liability or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party, on the one hand, and of the indemnified party, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party, whether the violation of the U.S. federal and state or non-U.S. securities law applicable to the Company and relating to any action or inaction required of the Company in connection with any registration of the applicable Registrable Securities was perpetrated by the indemnifying party or the indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement, omission or violation. The parties agree that it would not be just and equitable if contribution pursuant hereto were determined by pro rata allocation or by any other method or allocation that does not take into account the equitable considerations referred to in this Section 6(d). In no event shall the amount which a Holder of Registrable Securities may be obligated to contribute pursuant to this Section 6(d) exceed an amount equal to the net proceeds received by such Holder in the sale of Registrable Securities that gives rise to such obligation to contribute. No indemnified party guilty or liable of fraudulent misrepresentation within the meaning of Section 11(f) of the Securities Act shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

(e)            The provisions of this Section 6 shall remain in full force and effect regardless of any investigation made by or on behalf of any indemnified party or any officer, director or Controlling Person of such indemnified party and shall survive the transfer of any Registrable Securities by any Holder.

Section 7.         Rule 144 Compliance. With a view to making available to the Holders of Registrable Securities the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration, the Company shall:

(a)            use commercially reasonable efforts to make and keep public information available, as those terms are understood and defined in Rule 144;

(b)            use commercially reasonable efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act;

(c)            furnish to any Holder of Registrable Securities, promptly upon request, a written statement by the Company as to its compliance with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act; and

(d)            use commercially reasonable efforts to promptly remove any restrictive legends from the Registrable Securities if and when they are eligible for resale pursuant to Rule 144 and, in any event, within three (3) Business Days of being notified by any Holder that any such Registrable Securities have been sold pursuant to the Registration Statement or an eligible exemption from registration in accordance with the Securities Act.

Section 8.         Miscellaneous.

(a)            Effective Time. The operative provisions of this Agreement shall become effective as of the Effective Time.

(b)            Termination. This Agreement shall terminate immediately with respect to a Holder upon the earlier of (i) the mutual written agreement of the Company and such Holder; (ii) the date on which such Holder does not own any Registrable Securities and (iii) the date that is one (1) year following the date hereof (provided that if a Holder owns any Registrable Securities as of such date that cannot be sold freely without restriction or limitation pursuant to Rule 144 without any volume or manner of sale restrictions then solely with respect to the Company and such Holder such termination date shall extend until the earlier of (A) such date as all of such Registrable Securities can be sold freely without restriction or limitation pursuant to Rule 144 without any volume or manner of sale restrictions, or (B) the date that is three (3) years following the date hereof); provided, that the provisions of Section 5, Section 6 and Section 8 shall survive such termination. Neither the provisions of this Section 8(b) nor the termination of this Agreement shall relieve (x) any party hereto from any liability of such party to any other party incurred prior to such termination or (y) any party hereto from any liability to any other party arising out of or in connection with a breach of this Agreement.

(c)            Amendment. This Agreement may not be amended, modified or supplemented in any manner, whether by course of conduct or otherwise, except by an instrument in writing specifically designated as an amendment hereto, signed on behalf of each of the parties in interest at the time of the amendment.

(d)            Extension; Waiver. At any time prior to the termination of this Agreement pursuant to Section 8(b), the parties hereto, may, to the extent legally allowed, (a) extend the time for the performance of any of the obligations or other acts of the other party hereto, (b) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto and (c) waive compliance with any of the agreements or contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in a written instrument signed on behalf of such party, but such extension or waiver or failure to insist on strict compliance with an obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

(e)            Notices. All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be deemed given (a) by personal delivery, with receipt acknowledged, (b) on the next Business Day if sent by overnight courier for next Business Day delivery (providing proof of delivery), (c) in five (5) Business Days if sent by United States registered or certified mail, postage prepaid (return receipt requested) or (d) when transmitted by email (provided that no failure message is generated) to the other parties at the following addresses (or at such other address for a party as shall be specified by like notice):

if to the Holders, to their respective addresses as set forth on the signature pages hereto or to such email address or address as subsequently modified by written notice given in accordance with this Section 8(e).

With a copy (which shall not constitute notice) to:

Shareholder Representative Services LLC, as Representative
950 17th Street, Suite 1400
Denver, CO 80202
E-mail:                deals@srsacquiom.com

With a copy (which shall not constitute notice) to:

Cooley LLP
55 Hudson Yards
New York, NY 10001
Attention:         Stephane Levy; David Silverman
E-mail:               slevy@cooley.com; dsilverman@cooley.com

and

if to the Company, to:

Upbound Group, Inc.
5501 Headquarters Dr.
Plano, TX 75024
Attention:          General Counsel
E-mail:                Bryan.Pechersky@upbound.com

With a copy (which shall not constitute notice) to:

Sullivan & Cromwell LLP
1888 Century Park East, 21st Floor
Los Angeles, California 90067
Attention:          Alison S. Ressler
E-mail:                resslera@sullcrom.com

(f)            Interpretation. A reference made in this Agreement to a Section shall be to a Section in this Agreement unless otherwise indicated. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” The word “will” shall be construed to have the same meaning and effect of the word “shall.” The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if.” The word “or” shall be deemed to mean “and/or.” All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant thereto unless otherwise defined therein. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such term. Each of the parties has participated in the drafting and negotiation of this Agreement. If an ambiguity or question of intent or interpretation arises, this Agreement must be construed as if it is drafted by both of the parties, and no presumption or burden of proof shall arise favoring or disfavoring either party by virtue of authorship of any of the provisions of this Agreement. Reference to any Person includes such Person’s successors and assigns but, if applicable, only if such successors and assigns are not prohibited by this Agreement, and reference to a Person in a particular capacity excludes such Person in any other capacity or individually.

(g)            Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties. The exchange of a fully executed Agreement (in counterparts or otherwise) by electronic delivery in .pdf format shall be sufficient to bind the parties to the terms and conditions of this Agreement.

(h)            Entire Agreement. This Agreement constitutes the entire agreement among the parties and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

(i)            Waiver of Jury Trial. EACH PARTY HERETO AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT AND ANY OF THE AGREEMENTS DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY HERETO CERTIFIES AND ACKNOWLEDGES THAT (a) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER; (b) EACH PARTY HERETO UNDERSTANDS AND HAS CONSIDERED THE IMPLICATION OF THIS WAIVER; (c) EACH PARTY HERETO MAKES THIS WAIVER VOLUNTARILY; AND (d) EACH PARTY HERETO HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS Section 8(i).

(j)            Governing Law; Jurisdiction.

(i)            This Agreement, and all claims or causes of action (whether at Law, in contract or in tort or otherwise) that may be based upon, arise out of or relate to this Agreement or the negotiation, execution or performance hereof, shall be governed by and construed in accordance with the Laws of the State of Delaware, without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of Delaware.

(ii)            Each of the parties hereto irrevocably agrees that it shall bring any proceeding in respect of any claim arising out of or related to this Agreement and the rights and obligations arising in connection herewith, or for recognition and enforcement of any judgment in respect of this Agreement and the rights and obligations arising hereunder, brought by any other party hereto or its successors or assigns, exclusively in the Delaware Court of Chancery (or, only if the Delaware Court of Chancery lacks or declines to accept jurisdiction over a particular matter, any federal court within the State of Delaware) (the “Chosen Courts”) and solely in connection with such proceeding, (a) irrevocably submits to the exclusive jurisdiction of the Chosen Courts, (b) irrevocably waives any claim that it is not personally subject to the jurisdiction of the Chosen Courts for any reason other than the failure to serve in accordance with this Section 8(j)(ii) and any claim that it or its property is exempt or immune from the jurisdiction of the Chosen Courts or from any legal process commenced in the Chosen Courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise), (c) irrevocably submits to the exclusive venue of any such proceeding in the Chosen Courts and waives any objection to laying venue in any such proceeding in the Chosen Courts and (d) waives any objection that the Chosen Courts is an inconvenient forum, does not have jurisdiction over such party hereto or that this Agreement, or the subject matter hereof, may not be enforced in or by the Chosen Courts. Each party agrees that a final and nonappealable judgment in any proceeding originally brought in the Chosen Courts shall be conclusive and binding upon both of the parties and may be enforced in any other courts the jurisdiction of the parties may be subject, by suit upon such judgment. Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 8(e) and agrees that service made in such manner shall have the same legal force and effect as if served upon such party personally within the jurisdiction of the Chosen Courts. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by Law.

(k)            Assigns. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned (in whole or in part) by either party hereto (whether by operation of Law or otherwise) without the prior written consent of the other party and any such assignment without such consent shall be null and void and of no effect; provided, that the Company may assign this Agreement at any time in connection with a sale or acquisition of the Company, whether by merger, consolidation, sale of all or substantially all of the Company’s assets, or similar transaction, without the consent of the Holders, and provided, that a Holder that is party to a Restricted Stock Agreement may assign the portion of this Agreement applicable to any Registrable Securities of the Company held by a Holder to the extent such Holder is permitted to Transfer such Registrable Securities to such party pursuant to the terms of Section 3(a)(ii)(A), (B), (C), (D), (E), (G), (H), (I), and (K) of the Restricted Stock Agreement where such Registrable Securities would otherwise meet the criteria to remain Registrable Securities if owned by such permittee transferee, and in each case, without the consent of the Company and without the consent of any of the other Holders; provided, that in each case the successor or acquiring Person agrees in writing to assume all of the Company’s rights and obligations under this Agreement. No assignment by either party shall relieve such party of any of its obligations hereunder. Subject to the preceding sentences, this Agreement shall be binding upon, and shall inure to the benefit of, and shall be enforceable by the parties hereto and their respective successors and assigns.

(l)            Severability. Whenever possible, each provision or portion of any provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable Law, but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable Law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or portion of any provision in such jurisdiction, and this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein, so long as the economic and legal substance of the transactions contemplated hereby are not affected in a manner materially adverse to any party hereto.

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IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have executed or caused this Agreement to be executed in counterparts, all as of the day and year first above written.

UPBOUND GROUP, INC.

By:	/s/ Bryan Pechersky
	Name:	Bryan Pechersky
	Title:	Executive Vice President, General Counsel and Secretary

[Signature Page to Registration Rights Agreement]

A-Fund II Affiliates Fund, L.P.
By: A-Fund Investment Management II, L.P, its general partner
By: A-Fund International II, Ltd., its general partner

By:	/s/ Matthew Bonner
	Name:	Matthew Bonner
	Title:	COO and Legal Partner
	Address:	*
	Email:	*

[Signature Page to Registration Rights Agreement]

A-Fund II, L.P.
By: A-Fund Investment Management II, L.P, its general partner
By: A-Fund International II, Ltd., its general partner

By:	/s/ Matthew Bonner
	Name:	Matthew Bonner
	Title:	COO and Legal Partner
	Address:	*
	Email:	*

[Signature Page to Registration Rights Agreement]

Bryn Mawr Trust Company of Delaware, as trustee of AJAY KOTHARI LEGACY TRUST

By:	/s/ Bob Eaddy
	Name:	Bob Eaddy
	Title:	President
	Address:	*
	Email:	*

[Signature Page to Registration Rights Agreement]

Hamel Kothari

By:	/s/ Hamel Kothari
	Address:	*
	Email:	*

[Signature Page to Registration Rights Agreement]

Hygia Trust LLC

By:	/s/ Hamel Kothari
	Name:	Hamel Kothari
	Title:	Manager
	Address:	*
	Email:	*

[Signature Page to Registration Rights Agreement]

Irina Ivanova

By:	/s/ Irina Ivanova
	Address:	*
	Email:	*

[Signature Page to Registration Rights Agreement]

Lightspeed Venture Partners XII, L.P.
By: Lightspeed General Partner XII, L.P., its General Partner
By: Lightspeed Ultimate General Partner XII, LTD., its General Partner

By:	/s/ Jeremy Liew
	Name:	Jeremy Liew
	Title:	Authorized Signatory
	Address:	*
	Email:	*

[Signature Page to Registration Rights Agreement]

Bryn Mawr Trust Company of Delaware, as trustee of MURTHY LEGACY TRUST

By:	/s/ Bob Eaddy
	Name:	Bob Eaddy
	Title:	President
	Address:	*
	Email:	*

[Signature Page to Registration Rights Agreement]

Bryn Mawr Trust Company of Delaware, as trustee of RIKHAV KOTHARI & ANJALI KOTHARI TRUST

By:	/s/ Bob Eaddy
	Name:	Bob Eaddy
	Title:	President
	Address:	*
	Email:	*

[Signature Page to Registration Rights Agreement]

Zuben Mathews

By:	/s/ Zuben Mathews
	Address:	*
	Email:	*

[Signature Page to Registration Rights Agreement]